WAYNE HUMMER (R)
                                   INCOME FUND


ANNUAL
FINANCIAL STATEMENTS
March 31, 2003

To Our Fellow Shareholders,

We are pleased to provide you with this report which details the operation of the Wayne Hummer Income Fund for the fiscal year ended March 31, 2003.

OVERVIEW
For the 6-month and 1-year periods ended March 31, 2003, the Wayne Hummer Income Fund produced total returns1 of 2.08% and 10.27%, respectively. The Merrill Lynch U.S. Corporate and Government 1-10-Year Index--the index to which we compare the Fund's performance--posted returns of 3.10% and 11.60% over the same periods.

The Fund declared income dividends totaling $0.65 per share over the past twelve months, equivalent to a distribution rate per share of 4.11%2. The Fund's yield for the 30-day period ended March 31, was 2.54%. The Fund's net asset value per share was $15.78 at March 31, 2003, up from $14.92 the previous year. Please refer to the following pages for detailed statements of the Fund's performance, portfolio of investments and financial condition.





PORTFOLIO MANAGERS:

PHOTO OF DAVID P. POITRAS
DAVID P. POITRAS


PHOTO OF DAVID J. GALVAN
DAVID J. GALVAN

YEAR IN REVIEW
The bond market posted another year of solid performance. Bond prices trended higher through October of last year in reaction to a variety of factors including: 1) sluggish economic activity; 2) stock market volatility; 3) corporate scandal; and 4) continued threat of terrorism and war. In early October 2002, the economic data showed some surprising improvement, suppressing prospects for further interest rate cuts from the Federal Reserve Bank. As a result, bond prices fell modestly increasing bond yields. (The price of a fixed income investment is inversely tied to changes in interest rates. As interest rates fall, bond prices rise and visa versa.) However, this was only temporary as the economic recovery was quickly dismantled by the threat of war and higher oil prices. An interest rate cut delivered by the Federal Reserve Bank in early November caused bond prices to resume their rally and pushed yields to new lows.

Over the past 12 months government agency securities were the best performing fixed income asset class within the Fund. Their high credit quality combined with additional yield at the beginning of the period provided superior performance during the market rally. Over the past six months, the corporate bond market also performed well as strengthening economic fundamentals--and the prospective improvement of corporate credit quality--helped the performance of this sector. However, performance within the corporate bond market has been inconsistent. The market punished issuers that released disappointing news. Consequently, many issues within the airline, telecommunication, technology and energy industries have underperformed the overall corporate market.

PORTFOLIO PERFORMANCE AND FOCUS
The Wayne Hummer Income Fund underperformed its benchmark index during the preceding six- and twelve-month periods primarily due to the poor performance of its single airline-related holding. That holding was liquidated during the fourth quarter of 2002. However, as mentioned above, the overall corporate market performed well given the uneasiness in the marketplace. In addition, the Fund's benchmark index, as an unmanaged index, does not incur the operating expense of a managed portfolio of fixed income securities like the Fund.

Looking ahead, we continue to be cautiously optimistic about the market's prospects. The economic outlook should improve and coupled with an increased government deficit, interest rates should begin to increase, which will be detrimental to bond prices. High-quality corporate bonds should outperform other sectors of the market due to improvement in the overall credit quality of the corporate bond market and its compelling yield advantage compared to U.S. Treasuries. Improvements in the corporate bond market should enhance the value of many of the Fund's holdings.

Over the near-term, we will focus on those issuers which we feel will benefit most from an improved economic environment. We are comfortable with the Fund's asset allocation and duration of approximately 4.7 years, which we believe is long enough to provide a high level of income, but short enough to provide reasonable protection should interest rates rise. Duration is a measure of price sensitivity to interest rate changes. When interest rates fall, longer-duration portfolios produce a greater rise in price than shorter-duration portfolios. On the other hand, when interest rates rise, shorter-duration portfolios protect price better than longer portfolios.

The average credit quality and liquidity of the portfolio remains high. Some 53% of the Fund's assets are allocated to U.S. Treasury, U.S. Government Agency and mortgage-backed securities, all of which are of the highest credit quality.

As always, we appreciate the privilege of serving your investment needs.

Sincerely,





/s/ David P. Poitras                        /s/ David J. Galvan



David P. Poitras                            David J. Galvan
First Vice President                        Vice President
and Managing Director                       Wayne Hummer Asset
Wayne Hummer Asset                          Management Company
Management Company

April 16, 2003



1 Total returns exclude 1% sales charge.

2 Distribution rate per share is based upon dividends per share declared during the period divided by the net asset value per share at March 31, 2003.

PERFORMANCE COMPARISON

WAYNE HUMMER INCOME FUND VS. MERRILL LYNCH U.S. CORPORATE
AND GOVERNMENT 1-10
YEAR INDEX
Growth of $10,000 initial investment for a 10 year period ended
March 31, 2003.



Line chart:

                                             Merrill
                                          Lynch U.S.
                                           Corporate
                                                 and
                                          Government
                        Income             1-10 Year
                          Fund                 Index

Mar 93                    9900                  10000

                         10190                  10209

                         10516                  10449

                         10543                  10467

Mar 94                   10337                  10267

                         10176                  10209

                         10204                  10290

                         10283                  10285

Mar 95                   10767                  10733

                         11263                  11269

                         11500                  11454

                         11881                  11861

Mar 96                   11714                  11764

                         11780                  11834

                         11954                  12041

                         12297                  12338

Mar 97                   12220                  12332

                         12645                  12694

                         13053                  13036

                         13406                  13318

Mar 98                   13595                  13531

                         13855                  13785

                         14375                  14393

                         14395                  14445

Mar 99                   14240                  14418

                         14151                  14361
                         14274                  14498

                         14233                  14512

Mar 00                   14529                  14728

                         14656                  14972

                         15065                  15398

                         15444                  15981

Mar 01                   15985                  16515

                         16070                  16615

                         16690                  17401

                         16599                  17413

Mar 02                   16492                  17360

                         17170                  17967

                         17817                  18791

                         17946                  19094

Mar 03                   18187                  19374



Merrill Lynch U.S. Corporate and Government 1-10 Year Index $19,374

INCOME FUND $18,187




AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03

  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                   1 YEAR       5 YEAR       10 YEAR
================================================================================

  WAYNE HUMMER INCOME FUND
  (assuming 1% sales charge)            9.17%       5.78%        6.16%
--------------------------------------------------------------------------------
  MERRILL LYNCH U.S. CORPORATE
  AND GOVERNMENT 1-10 YEAR INDEX       11.60%       7.44%        6.83%
--------------------------------------------------------------------------------

Note: This graph compares an initial $10,000 investment in the Wayne Hummer Income Fund, adjusted for the maximum sales charge of 1%, with the Merrill Lynch U.S. Corporate and Government 1-10 Year Index, which is unmanaged. All returns include reinvested dividends. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

  TOP 10 BOND HOLDINGS AS OF 3/31/03:

 1. Federal National Mortgage Association, 6.63%, 11/15/10
 2. Federal Home Loan Mortgage Corporation, 5.75%, 1/15/12
 3. U.S. Treasury Note, 5.50%, 2/15/08
 4. Federal National Mortgage Association, 5.25%, 6/15/06
 5. Citifinancial, 6.63%, 6/1/15
 6. Wells Fargo & Company, 5.90%, 5/21/06
 7. U.S. Treasury Note, 5.00%, 8/15/11
 8. General Electric Capital Corporation, 6.00%, 6/15/12
 9. Champion International Corporation, 6.40%, 2/15/26
10. The Washington Post Company, 5.50%, 2/15/09

The top ten holdings comprise 50.9% of net assets.


  PERFORMANCE COMPOSITION AS OF 3/31/03: (% OF NET ASSETS)

Pie Chart:

43%   CORPORATE OBLIGATIONS

42%   U.S. GOVERNMENT AND
      AGENCY ISSUES

11%   MORTGAGE-BACKED SECURITIES

2%    PREFERRED STOCK

2%    CASH AND OTHER




Portfolio holdings are subject to change and may not represent future portfolio composition.

STATEMENT OF ASSETS AND LIABILITIES


                                                                  March 31, 2003
================================================================================

  ASSETS
  Investments, at value
    Unaffiliated issuers (Cost: $17,232,100)                       $18,176,321
    Affiliated issuers (Cost: $195,457)                                195,457
  Interest receivable                                                  236,150
  Other                                                                  6,742
--------------------------------------------------------------------------------
  Total assets                                                      18,614,670

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                                           5
  Dividends payable                                                      9,845
  Due to Wayne Hummer Asset Management Company                           7,864
  Accrued liabilities                                                    8,483
--------------------------------------------------------------------------------
  Total liabilities                                                     26,197
--------------------------------------------------------------------------------
  Net assets applicable to 1,177,715 Shares
    outstanding, no par value, equivalent to
    $15.78 per Share                                               $18,588,473
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                                                  $18,206,993
  Net unrealized appreciation of investments                           944,221
  Accumulated net realized loss on sales of investments              (562,741)
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                      $18,588,473
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
    per Share ($18,588,473 / 1,177,715
    Shares outstanding)                                                 $15.78
================================================================================
  Maximum offering price per Share (net asset
    value, plus 1.01% of net asset value or 1%
    of offering price)                                                  $15.94
================================================================================


               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS


                                                                      Year Ended
                                                                  March 31, 2003
================================================================================


  INVESTMENT INCOME:
  Interest                                                            $951,778
  Dividends                                                             20,748
--------------------------------------------------------------------------------
  Total investment income                                              972,526

  EXPENSES:
  Management fee                                                        92,464
  Transfer agent fees                                                   24,979
  Professional fees                                                     24,870
  Portfolio accounting fees                                             16,916
  Printing costs                                                        14,979
  Registration fees                                                     13,072
  Custodian fees                                                        12,900
  Trustee fees                                                          10,388
  Other                                                                  2,100
--------------------------------------------------------------------------------
  Total expenses                                                       212,668
--------------------------------------------------------------------------------
  Net investment income                                                759,858

  Net realized loss on sales of investments                          (274,989)
  Change in net unrealized appreciation                              1,335,835
--------------------------------------------------------------------------------
  Net gain on investments                                            1,060,846

  Net increase in net assets resulting from operations              $1,820,704
================================================================================



               See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS



                                                      Year ended March 31,
                                                    2003               2002
================================================================================

  OPERATIONS:
  Net investment income                         $759,858           $892,870
  Net realized gain (loss) on sales
     of investments                             (274,989)            95,366
  Change in net unrealized appreciation or
     depreciation                              1,335,835           (477,491)
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
     operations                                1,820,704            510,745

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                         (776,080)          (904,942)

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    2,967,464          2,971,600
  Shares issued upon reinvestment of dividends   616,862            697,067
--------------------------------------------------------------------------------
                                               3,584,326          3,668,667
  Less payments for Shares redeemed            4,496,748          2,188,876
--------------------------------------------------------------------------------
  Increase (decrease) from Fund Share
     transactions                               (912,422)         1,479,791
--------------------------------------------------------------------------------
  Total increase in net assets                   132,202          1,085,594

  NET ASSETS:
  Beginning of year                           18,456,271         17,370,677
--------------------------------------------------------------------------------
  End of year                                $18,588,473        $18,456,271
================================================================================



               See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                 Year ended March 31,
                                       2003     2002(b)  2001     2000     1999
================================================================================

  NET ASSET VALUE, BEGINNING OF YEAR $14.92   $15.21   $14.65   $15.21   $15.38
--------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.65     0.77     0.86     0.90     0.89
  Net realized and unrealized gains
  (losses)on investments               0.86    (0.29)    0.56    (0.56)   (0.17)
--------------------------------------------------------------------------------
  Total from investment operations     1.51     0.48     1.42     0.34     0.72

  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                             (0.65)   (0.77)   (0.86)   (0.90)   (0.89)

  NET ASSET VALUE, END OF YEAR       $15.78   $14.92   $15.21   $14.65   $15.21
================================================================================
  TOTAL RETURN (a)                   10.27%    3.17%   10.02%    2.03%    4.74%

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of year ($000's)   18,588   18,456   17,371   18,033   20,327
  Ratio of total expenses to average
   net assets                         1.15%    1.15%    1.08%    1.02%    1.01%
  Ratio of net investment income to
   average net assets                 4.11%    4.98%    5.85%    5.78%    5.78%
  Portfolio turnover rate               40%      50%      37%      11%      37%
================================================================================

  NOTES TO FINANCIAL HIGHLIGHTS:
  (a) Excludes sales charge of 1%, which was effective August 1, 1999 for new accounts.
  (b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for investment companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. These changes for the year ended March 31, 2002, did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 5.07% to 4.98%. Per share, ratios and supplementary data for years ended prior to March 31, 2002, have not been restated to reflect this change in presentation.



               See accompanying notes to the financial statements

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003


                                     Principal
                                        Amount      Value
=========================================================


CORPORATE OBLIGATIONS (43.3%)

AUTO & MACHINERY (2.7%)
Johnson Controls, Inc.,
7.70%, 3/1/15                         $410,000   $507,411
---------------------------------------------------------

BANKS & FINANCE (18.1%)
American Express Company,
3.75%, 11/20/07                        250,000    255,953
Ameritech Capital Funding Corporation,
5.95%, 1/15/38                         250,000    266,993
Citifinancial,
6.63%, 6/1/15                          500,000    575,646
First Union Corporation,
6.55%, 10/15/35                        375,000    418,253
Ford Motor Credit Company,
6.88%, 2/1/06                          300,000    294,805
General Electric Capital Corporation,
6.00%, 6/15/12                         500,000    545,245
Northern Trust Company,
7.30%, 9/15/06                         400,000    457,543
Wells Fargo & Company,
5.90%, 5/21/06                         500,000    551,193
---------------------------------------------------------
                                                3,365,631

ELECTRIC (3.3%)
Florida Power and Light Company,
5.88%, 4/1/09                          300,000    335,793
South Carolina Electric & Gas Company,
7.63%, 4/1/25                          150,000    168,391
Southwestern Public Service Company,
7.25%, 7/15/04                         100,000    107,381
---------------------------------------------------------
                                                  611,565

FOOD (2.4%)
Sara Lee Corporation,
6.05%, 4/14/08                         400,000    444,665
---------------------------------------------------------

OIL AND GAS (3.9%)
Devon Energy Corporation,
10.25%, 11/1/05                        436,000    509,868
Northwest Natural Gas Company,
6.80%, 5/21/07                         200,000    223,251
---------------------------------------------------------
                                                  733,119

PAPER & RELATED PRODUCTS (5.0%)
Champion International Corporation,
6.40%, 2/15/26                         500,000    543,147
The Mead Corporation,
6.84%, 3/1/37                          350,000    386,162
---------------------------------------------------------
                                                  929,309



                                     Principal
                                        Amount      Value
=========================================================
PUBLISHING (2.9%)
The Washington Post Company,
5.50%, 2/15/09                        $500,000   $542,957
---------------------------------------------------------

OTHER (5.0%)
Browning-Ferris Industries, Inc.,
6.38%, 1/15/08                         500,000    472,500
Inco Ltd., Convertible Debenture,
7.75%, 3/15/16                         446,000    449,902
---------------------------------------------------------
                                                  922,402
=========================================================

TOTAL CORPORATE OBLIGATIONS
(Cost: $7,624,991)                              8,057,059
=========================================================

MORTGAGE-BACKED SECURITIES (11.0%)

COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)
Federal Home Loan Mortgage Corporation
7.50%, 11/15/08                        293,529    295,048
8.00%, 4/15/22                         266,540    268,914
---------------------------------------------------------
                                                  563,962

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
7.00%, 1/1/27                          140,031    148,110
7.00%, 5/1/32                          159,682    168,391
---------------------------------------------------------
                                                  316,501

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(6.3%)
6.50%, 12/15/23                        138,769    146,854
6.50%, 10/15/24                        262,296    277,607
8.00%, 7/20/27                         190,580    205,507
6.00%, 9/20/28                         187,280    195,221
6.50%, 10/15/28                        127,884    134,694
7.00%, 7/15/29                         118,806    126,212
7.50%, 6/20/32                          69,573     73,902
---------------------------------------------------------
                                                1,159,997
=========================================================
TOTAL MORTGAGE-BACKED SECURITIES
(Cost: $1,995,384)                              2,040,460
=========================================================

                                     Principal
                                        Amount      Value
=========================================================
U.S. GOVERNMENT AND AGENCY ISSUES
(41.9%)
Federal National Mortgage Association,
5.25%, 6/15/06                        $750,000   $817,964
Federal Home Loan Banks,
5.75%, 10/15/07                        200,000    222,806
U.S. Treasury Note,
5.50%, 2/15/08                       1,000,000  1,125,117
U.S. Treasury Note,
3.00%, 2/15/08                         250,000    252,930
Federal National Mortgage Association,
6.63%, 11/15/10                      1,900,000  2,243,666
U.S. Treasury Note,
5.00%, 8/15/11                         500,000    548,242
Federal Home Loan Mortgage Corporation,
5.75%, 1/15/12                       1,750,000  1,959,963
Tennessee Valley Authority,
4.88%, 12/15/16                        160,000    173,811
Tennessee Valley Authority,
5.88%, 4/1/36                          400,000    452,003
---------------------------------------------------------

TOTAL U.S. GOVERNMENT AND AGENCY ISSUES
(Cost: $7,356,330)                              7,796,502
---------------------------------------------------------

                                        Shares      Value
=========================================================

PREFERRED STOCK (1.5%)
Harris Preferred Capital Corporation,
7.38%                                    6,000   $150,300
Household Capital Trust VII,
7.50%                                    5,000    132,000
---------------------------------------------------------

TOTAL PREFERRED STOCK
(Cost: $255,395)                                  282,300
---------------------------------------------------------

TOTAL LONG-TERM INVESTMENTS
(Cost: $17,232,100)                            18,176,321
---------------------------------------------------------

SHORT-TERM INVESTMENTS (1.1%)
INVESTMENT IN AFFILIATED INVESTMENT COMPANY
Wayne Hummer Money Market Fund
(Cost: $195,457)                                  195,457
---------------------------------------------------------
TOTAL INVESTMENTS  (98.8%)
(Cost: $17,427,557) (a)                        18,371,778

CASH AND OTHER ASSETS,
LESS LIABILITIES (1.2%)                           216,695
---------------------------------------------------------

NET ASSETS (100.0%)                           $18,588,473
=========================================================

NOTE TO PORTFOLIO OF INVESTMENTS:
(a) Based on the cost of investments of $17,427,569 for federal income tax purposes at March 31, 2003, the aggregate gross unrealized appreciation was $1,007,249, the aggregate gross unrealized depreciation was $63,040 and the net unrealized appreciation of investments was $944,209.



              See accompanying notes to the financial statements.

NOTES TO FINANCIAL STATEMENTS




1. ORGANIZATION
The Wayne Hummer Income Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 1, 1992, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve a high level of current income in a manner consistent with prudent investment management.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in other investment companies are valued at net asset value. Other securities for which no market quotations are available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Debt securities having a remaining maturity of less than 60 days are valued at cost (or, if purchased more than 60 days prior to maturity, the market value on the 61st day prior to maturity) adjusted for amortization of premiums and accretion of discounts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

Paydown gains and losses on mortgage and asset-backed securities are presented as interest income.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. There were no differences between the book basis or tax basis of distributions for the years ended March 31, 2003 and 2002.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2003, amounting to $307,448 is available to offset future capital gains. If not applied, $51,741 of the loss carryforward expires in 2004, $129,493 expires in 2005, $38,730 expires in 2008, $51,566 expires in 2009 and
$35,918 expires in 2011.

At fiscal year-end, there were no significant differences between the book basis and tax basis components of net assets other than the difference in accumulated net realized loss on sales of investments, attributable to the tax deferral of losses on certain sales of securities.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees on an annual basis of .50 of 1% of the first $100 million of average daily net assets, .40 of 1% of the next $150 million and .30 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2003, the Fund incurred management fees of $92,464 and there were no reimbursements.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. For the year ended March 31, 2003, the Fund incurred $16,916 for portfolio accounting services, which includes $15,066 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $12,307 from the sale of Fund Shares during the year ended March 31, 2003, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                 Year Ended
                                                             March 31, 2003
================================================================================

  Purchases                                                      $8,577,642
  Sales Proceeds                                                 $8,485,138
  Dividend Income                                                    $2,654
  Value                                                            $195,457
  % of Net Assets                                                      1.1%

Mr. Joseph Alaimo succeeded Mr. Steven Becker, as a trustee and Chairman of the Board of Trustees on January 23, 2003. Mr. Becker was, and Mr. Alaimo is, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940). Mr. Becker is an officer and director of WHI, Mr. Alaimo is Chairman of Wayne Hummer Trust Company and both are shareholders of Wintrust. During the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $10,388.

6. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows:

                                                                 Year Ended
                                                             March 31, 2003
================================================================================

  Purchases                                                      $7,124,358
  Proceeds from sales                                            $7,901,115



7. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                                      Year Ended March 31,
                                                    2003               2002
================================================================================

  Shares sold                                    190,744            194,056
  Shares issued upon reinvestment of dividends    39,792             45,728
--------------------------------------------------------------------------------
                                                 230,536            239,784
  Shares redeemed                               (290,230)          (144,068)
--------------------------------------------------------------------------------
  Net increase (decrease) in Shares outstanding  (59,694)            95,716
================================================================================

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER INCOME FUND


We have audited the accompanying statement of assets and liabilities of Wayne Hummer Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Income Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 25, 2003

MANAGEMENT OF THE TRUST
March 31, 2003
The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 72          Trustee, Chairman    Since           Chairman Wayne Hummer         4             Loomis-Sayles
727 N. Bank Lane           of the Board         January 2003    Trust Company (WHTC);                       Funds and Loomis-
Lake Forest, IL  60045     of Trustees                          formerly chief investment                   Sayles Investment
                                                                officer for WHTC,                           Trust (investment
                                                                January 1995 to                             companies)
                                                                February 2003.                              22 portfolios

                             Non-Interested Trustees
                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 69     Trustee              Since 1994      Managing Director,            4             Knight Trading Group,
3 First National Plaza                                          Madison Advisory                            Inc. (holding company
Suite 1400                                                      Group (registered                           for securities broker);
Chicago, IL  60602                                              investment adviser)                         Howe Barnes
                                                                                                            Securities,  Inc.
                                                                                                            (securities
                                                                                                            broker); CCMA
                                                                                                            Select Investment
                                                                                                            Trust (investment
                                                                                                            company); (2
                                                                                                            portfolios); CCM
                                                                                                            Advisors Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios); AHA
                                                                                                            Investment Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios)

Joel D. Gingiss, 60        Trustee              Since 1983      Attorney, Smith &             4             None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith, Eriksen, Zeit
                                                                and Stanczak, Ltd., May 2000
                                                                to December 2001; Prior
                                                                thereto, Assistant State's
                                                                Attorney, Lake County
                                                                Illinois.

Patrick B. Long, 59        Trustee              Since 1983      Chairman & CEO, OG             4            None.
58 Parkland Plaza                                               Technologies, Inc.
Ann Arbor, MI  48103                                            (surface measurement
                                                                technology company)

James J. Riebandt, 52      Trustee              Since 1999      Attorney, Riebandt &          4             None.
1237 S. Arlington                                               DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 77        Trustee              Since 1983      Chairman of the Board         4             None.
200 First Avenue E                                              of Directors, B. F.
Newton, IA  50208                                               Shaw Printing Co.


MANAGEMENT OF THE TRUST (CONT.)

                                    OFFICERS

                                              TERM OF OFFICE AND
NAME, AGE                 POSITION(S) HELD         LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND ADDRESS                WITH FUND              TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 57      President            Since 1999                      First Vice President/Investments and
300 S. Wacker Drive                                                             Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                              Management Company, since February
                                                                                2002; formerly President and
                                                                                Director, Wayne Hummer
                                                                                Management Company, since
                                                                                September 1996; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

David P. Poitras, 42       Vice President       Since 1992                      First Vice President and Managing Director,
300 S. Wacker Drive                                                             Wayne Hummer Asset Management
Chicago, IL  60606                                                              Company; Executive Vice President and
                                                                                Director of Fixed Income, Wayne Hummer
                                                                                Investments L.L.C., since
                                                                                February 2002; formerly Vice
                                                                                President, Wayne Hummer
                                                                                Management Company, May 1992
                                                                                to February 2002; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

Jean M. Maurice, 40        Treasurer and        Since 1987                      Treasurer, Wayne Hummer Asset
300 S. Wacker Drive        Secretary                                            Management Company,
Chicago, IL  60606                                                              since February 2002.

Merrill A. Richardson, 33  Assistant            Since 2002                      Fund accountant for Wayne
300 S. Wacker Drive        Secretary                                            Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2002 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

FUND OVERVIEW

The Wayne Hummer Income Fund (the "Fund") seeks to achieve a high level of current income in a manner consistent with prudent investment management. The Fund invests primarily in intermediate-term corporate and U.S. Government and Agency securities.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

Systematic Investing
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

IRA or Retirement Plans
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

Internet Address: www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES



Joseph Alaimo     Charles V. Doherty        Patrick B. Long   Eustace K. Shaw
Chairman          Joel D. Gingiss           James J. Riebandt





START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

CHICAGO          Toll-free: 800-621-4477      Local: 312-431-1700
                 300 South Wacker Drive       Chicago, Illinois 60606-6607

APPLETON         Toll-free: 800-678-0833      Local: 920-734-1474
                 200 East Washington Street   Appleton, Wisconsin 54911-5468

INTERNET         www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.




                              Logo:
                     Wayne Hummer(R) INVESTMENTS
                           Distributor                        4/03



We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


Logo:
Wayne Hummer(R) INVESTMENTS
300 South Wacker Drive
Chicago, Illinois 60606-6607


PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 WAYNE HUMMER(R)
                                MONEY MARKET FUND




Portfolio Managers:



photo: David P. Poitras
David P. Poitras

photo:  David J. Galvan
David J. Galvan

ANNUAL
FINANCIAL STATEMENTS
March 31, 2003

DEAR FELLOW SHAREHOLDER:
We are pleased to present the annual financial statements of the Wayne Hummer Money Market Fund (the "Fund") for the year ended March 31, 2003.

The seven-day average yield and effective yield for the Fund as of March 31, 2003 was 0.50%. Since this figure represents historical data, future yields may be higher or lower.

Net assets under management at the end of the period totaled $165,097,601, a significant decrease from one year ago. This drop in net assets is due in large part to the conversion of about $252 million of assets previously held in the Fund to deposits at banks affiliated with Wayne Hummer Investments L.L.C. ("WHI"), the Fund's Distributor, through the Insured Bank Deposits ("IBD") program. WHI began offering IBD in June 2002, as an alternative investment for excess cash positions in its brokerage accounts.

We continue to follow a conservative approach to portfolio management, investing exclusively in those short-term, fixed-income securities that present the Fund with minimal credit risk. In other words, all investments are of high credit quality.

Over the past year, we have changed the composition of the Fund's portfolio of investments. We have reduced the Fund's holdings in commercial paper from 34.2% to 13.6% due to diminished availability of high-quality issues. As a result, we have increased the Fund's allocation in U.S. Government Agency discount notes, which are of the highest credit quality.

Generally, the average portfolio maturity is between 20 and 60 days, ensuring a prudent balance of both liquidity and yield. Please refer to the following pages for detailed statements of the Fund's performance, portfolio of investments and financial condition.

The Fund continues to offer services such as checkwriting, ACH purchases and direct deposit of your payroll or social security checks at no additional charge.

We appreciate your continued support and ask that you call or write us if you have any questions about the Fund or your account.

Sincerely,


/s/ David P. Poitras

/s/ David J. Galvan

David P. Poitras                            David J. Galvan
First Vice President                        Vice President
and Managing Director                       Wayne Hummer Asset
Wayne Hummer Asset                          Management Company
Management Company

April 16, 2003



An investment in the Wayne Hummer Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields are historical, may fluctuate, and do not guarantee future performance.

Beginning in March 2003, David Galvan has taken an active role in investing decisions for the Fund and he is also a portfolio manager of the Wayne Hummer Income Fund. Mr. Galvan is Vice President, Investments for Wintrust Financial Corp., parent company of the Fund's Investment Adviser.

STATEMENT OF ASSETS AND LIABILITIES

                                                                  March 31, 2003
--------------------------------------------------------------------------------
  Assets
  Investments, at amortized cost                               $160,847,093
  Cash                                                              817,867
  Receivable for Fund Shares sold                                 4,426,069
  Prepaid expenses                                                   88,752
  Other                                                              18,775
--------------------------------------------------------------------------------
  Total assets                                                  166,198,556

  Liabilities and Net Assets
  Payable for Fund Shares redeemed                                1,020,912
  Dividends payable                                                  16,309
  Due to Wayne Hummer Asset Management Company                       42,231
  Accrued liabilities                                                21,503
--------------------------------------------------------------------------------
  Total liabilities                                               1,100,955
--------------------------------------------------------------------------------

  Net assets applicable to Shares
     outstanding, equivalent to $1.00 per Share                $165,097,601
================================================================================


STATEMENT OF OPERATIONS

                                                                      Year ended
                                                                  March 31, 2003
--------------------------------------------------------------------------------
  Interest Income                                                $4,230,062
--------------------------------------------------------------------------------

  Expenses:
  Management fee                                                  1,233,984
  Transfer agent fees                                               149,181
  Professional fees                                                  88,366
  Trustee fees                                                       57,479
  Custodian fees                                                     47,385
  Printing costs                                                     32,415
  Portfolio accounting fees                                          27,147
  Registration fees                                                  19,600
  Insurance costs                                                    14,300
  Other                                                              12,182
--------------------------------------------------------------------------------
  Total expenses                                                  1,682,039
  Less management fees waived                                       (50,995)
--------------------------------------------------------------------------------
  Net expenses                                                    1,631,044

  Net increase in net assets resulting from operations           $2,599,018
================================================================================

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year ended March 31,
                                                    2003               2002
--------------------------------------------------------------------------------
  Operations:
  Net investment income                       $2,599,018        $10,832,236
  Dividends to shareholders from net
     investment income                        (2,599,018)       (10,832,236)

  Fund Share transactions (dollar amounts
   and number of Shares are the same):
  Proceeds from Shares sold                  916,629,331      1,122,126,481
  Shares issued upon reinvestment of
   dividends                                   2,490,815         10,664,531
--------------------------------------------------------------------------------
                                             919,120,146      1,132,791,012
  Less payments for Shares redeemed       (1,170,463,486)    (1,138,849,738)
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions     (251,343,340)        (6,058,726)

  Net assets:
  Beginning of year                          416,440,941        422,499,667
--------------------------------------------------------------------------------
  End of year                               $165,097,601       $416,440,941
================================================================================


FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)

                                                     Year ended March 31,
                                       2003     2002     2001     2000     1999
--------------------------------------------------------------------------------
  Net asset value, beginning of year  $1.00    $1.00    $1.00    $1.00    $1.00
--------------------------------------------------------------------------------

  Income from investment operations:
  Net investment income                0.01     0.03     0.05     0.05     0.04
  Less dividends from net
    investment income                 (0.01)   (0.03)   (0.05)   (0.05)   (0.04)
--------------------------------------------------------------------------------

  Net asset value, end of year        $1.00    $1.00    $1.00    $1.00    $1.00
================================================================================
  Total Return                        0.96%    2.61%    5.81%    4.85%    4.82%
================================================================================

  Ratios and Supplementary Data
  Net assets, end of year ($000's)  165,098  416,441  422,500  361,187  350,973
  Ratio of net expenses to average
    net assets                        0.65%(a) 0.64%    0.72%    0.72%    0.71%
  Ratio of net investment income to
    average net assets                1.03%(a) 2.57%    5.64%    4.74%    4.70%
================================================================================

Note to Financial Highlights:
a) During the year ended March 31, 2003, the Investment Adviser voluntarily agreed to waive a portion of its management fees. Absent the expense waiver, the ratio of gross expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.02%.

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003

                               Value
================================================================================


COMMERCIAL PAPER (13.6%)

Aerospace/Defense (3.0%)
General Dynamics Corp.
1.24%, 4/16/03               $4,997,458
--------------------------------------------------------------------------------

Banking (3.3%)
Citicorp
1.19%, 4/21/03                5,380,500
--------------------------------------------------------------------------------

Business Finance (3.0%)
General Electric Capital Corp.
1.28%, 4/7/03                 4,998,950
--------------------------------------------------------------------------------

Electric Utilities (2.6%)
Florida Power and Light Company
1.30%, 5/12/03                4,308,710
--------------------------------------------------------------------------------

Food (1.7%)
Archer-Daniels-Midland Company
1.27%, 5/13/03                2,787,928
================================================================================
Total Commercial Paper       22,473,546
================================================================================

U.S. GOVERNMENT AGENCY
DISCOUNT NOTES (77.7%)

Federal Home Loan Banks (16.2%)
1.17%, 4/4/03                 4,877,532
1.22%, 4/8/03                 8,548,005
1.13%, 4/23/03                3,761,447
1.18%, 4/30/03                2,297,851
1.17%, 5/9/03                 1,959,618
1.17%, 5/16/03                5,316,347
--------------------------------------------------------------------------------
                             26,760,800

Federal Home Loan
Mortgage Corporation (21.3%)
1.23%, 4/1/03                 6,935,000
1.22%, 4/17/03                1,700,093
1.24%, 4/24/03                5,995,304
1.13%, 4/25/03                3,219,616
1.23%, 4/29/03                7,464,968
1.19%, 5/15/03                4,793,136
1.21%, 5/20/03                2,403,101
1.20%, 6/20/03                2,603,156
--------------------------------------------------------------------------------
                             35,114,374

                               Value
================================================================================

Federal National
Mortgage Corporation (40.2%)
1.24%, 4/2/03                $4,999,830
1.23%, 4/3/03                 5,912,602
1.24%, 4/9/03                 7,218,043
1.25%, 4/15/03                1,610,229
1.25%, 4/17/03                7,024,158
1.16%, 4/22/03                4,752,837
1.21%, 4/28/03                3,996,430
1.16%, 5/2/03                 4,130,941
1.20%, 5/7/03                 2,402,162
1.21%, 5/14/03                2,496,447
1.20%, 5/21/03                4,649,368
1.19%, 5/28/03                5,943,968
1.19%, 5/30/03                7,103,353
1.21%, 6/4/03                 4,081,347
--------------------------------------------------------------------------------
                             66,321,715
================================================================================
Total U.S. Government
Agency Discount Notes       128,196,889
================================================================================

BANKERS ACCEPTANCE (4.2%)
Northern Trust Corporation
1.27%, 4/11/03                6,997,570
--------------------------------------------------------------------------------

U.S. TREASURY BILLS (1.9%)
1.15% - 1.17%, 4/10/03        3,179,088
================================================================================

TOTAL INVESTMENTS (97.4%)   160,847,093

CASH AND OTHER ASSETS,
LESS LIABILITIES (2.6%)       4,250,508
================================================================================

Net Assets (100.0%)        $165,097,601
================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Interest rates represent annualized yield to date of maturity on date of purchase.
(b) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amounts.
(c) The weighted average maturity of the portfolio was 26 days at March 31, 2003.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Organization
The Wayne Hummer Money Market Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, the Wayne Hummer CorePortfolio Fund, the Wayne Hummer Growth Fund, the Wayne Hummer Income Fund and the Wayne Hummer Money Market Fund, each operating as a separate mutual fund. The Fund may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity.

The Wayne Hummer Money Fund Trust (the "Predecessor Fund"), which commenced operations on April 2, 1982, was reorganized as the Fund on July 30, 1999. Financial information presented for periods prior to July 30, 1999 are that of the Predecessor Fund.

2. Significant Accounting Policies
Security Valuation
Investments are valued at amortized cost, which approximates fair value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

Security Transactions and Investment Income
Security transactions are accounted for on the trade date. Interest income is determined on an accrual basis, adjusted for amortization of premiums and accretion of discounts.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. Fund Share Valuation and Dividends to Shareholders
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Dividends from net investment income are declared daily and distributed monthly. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash, in which case they are credited monthly to the shareholder's brokerage account with Wayne Hummer Investments.

4. Federal Income Taxes
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

5. Transactions with Affiliates
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees on a declining basis ranging from an annual rate of .50 of 1% on the first $500 million of average daily net assets to .275 of 1% of average daily net assets in excess of $2.5 billion. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of the average daily net assets of the Fund. The Adviser may from time to time voluntarily waive all or a portion of its advisory fees payable by the Fund. During the year ended March 31, 2003, the Fund incurred management fees of $1,233,984 and the Adviser waived $50,995 of its fees.

Pursuant to an Exemptive Order of the Securities and Exchange Commission, Shares of the Fund may be purchased by the Wayne Hummer CorePortfolio Fund, Growth Fund and Income Fund ("Affiliated Funds"). The Investment Adviser is obligated to waive any advisory fees it earns as a result of investments by Affiliated Funds.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. For the year ended March 31, 2003, the Fund incurred $27,147 for portfolio accounting services, which includes $12,147 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole owner of North Shore Community Bank & Trust Company, the sole member of Wayne Hummer Investments L.L.C. (`WHI"). WHI serves as the Shareholder Service Agent and Distributor without compensation from the Fund.

Mr. Joseph Alaimo succeeded Mr. Steven Becker, as a trustee and Chairman of the Board of Trustees on January 23, 2003. Mr. Becker was, and Mr. Alaimo is, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940). Mr. Becker is an officer and director of WHI, Mr. Alaimo is Chairman of Wayne Hummer Trust Company and both are shareholders of Wintrust. During the year ended March 31, 2003, the Fund made no direct payments to its officers, or interested trustees and incurred trustee fees for its disinterested trustees of $57,479.

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Wayne Hummer Money Market Fund

We have audited the accompanying statement of assets and liabilities of Wayne Hummer Money Market Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Money Market Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 25, 2003

MANAGEMENT OF THE TRUST
March 31, 2003
The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 72          Trustee, Chairman    Since           Chairman Wayne Hummer         4             Loomis-Sayles
727 N. Bank Lane           of the Board         January 2003    Trust Company (WHTC);                       Funds and Loomis-
Lake Forest, IL  60045     of Trustees                          formerly chief investment                   Sayles Investment
                                                                officer for WHTC,                           Trust (investment
                                                                January 1995 to                             companies)
                                                                February 2003.                              22 portfolios

                             Non-Interested Trustees
                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 69     Trustee              Since 1994      Managing Director,            4             Knight Trading Group,
3 First National Plaza                                          Madison Advisory                            Inc. (holding company
Suite 1400                                                      Group (registered                           for securities broker);
Chicago, IL  60602                                              investment adviser)                         Howe Barnes
                                                                                                            Securities,  Inc.
                                                                                                            (securities
                                                                                                            broker); CCMA
                                                                                                            Select Investment
                                                                                                            Trust (investment
                                                                                                            company); (2
                                                                                                            portfolios); CCM
                                                                                                            Advisors Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios); AHA
                                                                                                            Investment Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios)

Joel D. Gingiss, 60        Trustee              Since 1983      Attorney, Smith &             4             None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith, Eriksen, Zeit
                                                                and Stanczak, Ltd., May 2000
                                                                to December 2001; Prior
                                                                thereto, Assistant State's
                                                                Attorney, Lake County
                                                                Illinois.

Patrick B. Long, 59        Trustee              Since 1983      Chairman & CEO, OG            4             None.
58 Parkland Plaza                                               Technologies, Inc.
Ann Arbor, MI  48103                                            (surface measurement
                                                                technology company)

James J. Riebandt, 52      Trustee              Since 1999      Attorney, Riebandt &          4             None.
1237 S. Arlington                                               DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 77        Trustee              Since 1983      Chairman of the Board         4             None.
200 First Avenue E                                              of Directors, B. F.
Newton, IA  50208                                               Shaw Printing Co.


MANAGEMENT OF THE TRUST (CONT.)

                                    OFFICERS

                                              TERM OF OFFICE AND
NAME, AGE                 POSITION(S) HELD         LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND ADDRESS                WITH FUND              TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 57      President            Since 1999                      First Vice President/Investments and
300 S. Wacker Drive                                                             Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                              Management Company, since February
                                                                                2002; formerly President and
                                                                                Director, Wayne Hummer
                                                                                Management Company, since
                                                                                September 1996; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

David P. Poitras, 42       Vice President       Since 1992                      First Vice President and Managing Director,
300 S. Wacker Drive                                                             Wayne Hummer Asset Management
Chicago, IL  60606                                                              Company; Executive Vice President and
                                                                                Director of Fixed Income, Wayne Hummer
                                                                                Investments L.L.C., since
                                                                                February 2002; formerly Vice
                                                                                President, Wayne Hummer
                                                                                Management Company, May 1992
                                                                                to February 2002; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

Jean M. Maurice, 40        Treasurer and        Since 1987                      Treasurer, Wayne Hummer Asset
300 S. Wacker Drive        Secretary                                            Management Company,
Chicago, IL  60606                                                              since February 2002.

Merrill A. Richardson, 33  Assistant            Since 2002                      Fund accountant for Wayne
300 S. Wacker Drive        Secretary                                            Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2002 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be declared on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations.

FUND OVERVIEW

Established in April 2, 1982, the Wayne Hummer Money Market Fund (the "Fund") seeks to maximize current income in a manner consistent with preservation of capital and maintenance of liquidity. The Fund is designed for short-term cash management and for investors who need stability of principal. The Fund seeks to maintain a stable $1.00 net asset value per share at all times. It is possible to lose money by investing in the Fund.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS
  Systematic Investing
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

Systematic Investment Plan
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

Payroll Direct Deposit Plan
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

Social Security and other Government Checks
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA or Retirement Plans
Shares of the Fund are a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  Checkwriting Privileges
After completing a request for checkwriting privileges, you may write an unlimited number of checks (minimum of $500 per check) at no charge. Your full investment in the Fund will continue to earn dividends until your check is presented to our bank for collection. A checkwriting authorization card will be sent to you upon request.

  Internet Address:  www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES

Joseph P. Alaimo
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
James J. Riebandt

Eustace K. Shaw


START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.


Chicago     Toll-free: 800-621-4477             Local: 312-431-1700
            300 South Wacker Drive              Chicago, Illinois 60606-6607

Appleton    Toll-free: 800-678-0833             Local: 920-734-1474
            200 East Washington Street          Appleton, Wisconsin 54911-5468

Internet    www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

logo: wh Wayne Hummer Invesetments

                           Distributor                        4/03

We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


logo: wh Wayne Hummer Invesetments

300 South Wacker Drive
Chicago, Illinois 60606-6607

PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 WAYNE HUMMER(R)
                                   GROWTH FUND




Portfolio Manager:


photo: Thomas J. Rowland


Thomas J. Rowland


ANNUAL
FINANCIAL STATEMENTS
March 31, 2003

Dear Shareholder:
This annual report of the Wayne Hummer Growth Fund (the "Fund") covers its nineteenth complete fiscal year, which ended March 31, 2003. The report contains a chart which compares a hypothetical $10,000 investment in the Fund for the past ten years with a like amount invested in "the market", as well as management's discussion and analysis of the Fund's performance during the fiscal year. As proxies for "the market" we again present both the Standard & Poor's Composite Stock Price Index (the S&P 500) and the Russell Midcap Index.

In what might appear to be a perverse reaction to the end of diplomatic attempts at solving the Iraq crisis, with an ultimatum for Iraq by President Bush making war a virtual certainty, the stock market staged a strong rally. The market advanced for eight consecutive trading sessions following the President's call to arms, the Dow Jones Average adding over 1000 points. Despite this strength going into late March, the returns for the major equity market averages were negative for the latest quarter and year.

For the fiscal year ended March 31, 2003, the value of a Fund share decreased to $27.81 from $38.31 a year ago, or 27.4%. If distributions to shareholders of income and capital gains were reinvested, the Fund's total return decrease was 26.8%.1)

1)       Total return does not reflect the 2%sales charge.

During this same period, the total return of the S&P 500 Index was a decrease of 24.8% and the Russell Midcap Index, a decrease of 21.5%.

As has been the case for many years we have continued to place emphasis on acquiring mid-capitalization stocks when investing for the Fund, whether for new holdings or additions to existing holdings. Large capitalization issues will continue to be represented in the Fund, as progression to large capitalization status is not a determinant of sale. The commitment to mid-cap stocks, however, is reflected in the Fund's median market capitalization of $3.4 billion at March 31,2003, compared to $6.6 billion for the S&P 500 and $2.1 billion for the Russell Midcap Index.

Mid-cap stocks outperformed the S&P 500 over the past year. As indicated above, however, the Fund lagged the returns of both the broad-base S&P 500 and the Russell Midcap Index. Weakness impacted all market sectors. The least negatively impacted were energy, consumer staples and health care. Energy stocks have generally benefited from strong pricing resulting from unfolding developments in the Middle East. Consumer staples and health care issues benefited from their traditional defensive status, as concerns for the course of the economy weighed on investors.

The Fund is less represented in the energy and consumer staples sectors than is the market, so did not garner the full benefit of the relative strength in these groups. The Fund's heavy weighting and relatively strong performance in health care issues did help to obviate the drag from its more cyclically exposed consumer discretionary and financial sector investments. However, specific issue weakness, primarily in these two sectors, explains the Fund's failure to beat the market.

The market reaction to unfolding events in Iraq was indicative of the depressant effect on the stock market of the delay in resolving this crisis. The adoption of the military option eliminated that element of the uncertainty plaguing investors for the past several months. It also reflected expectations that the conflict would be short-lived and favorably resolved.

Ensuing trading, however, demonstrated the sensitivity of the market to news flows from the war front. Heightened volatility suggests that short-term traders have been dominating the market as long-term investors have remained on the sidelines.

We are also mindful that investors have had a plethora of other concerns aside from the war. Included are a possible double-dip recession, terrorism, deflation, widening trade and budget deficits, negative wealth effect of the falling market, consumer debt, a perceived housing bubble, quality of earnings, underfunded pensions, corporate governance, Venezuela, high oil prices, etc.

We have felt that these issues had largely been reflected in the market's three-year slide, producing the worst bear market since the Great Depression. The delay in resolving the Iraq situation has prolonged a period of high oil prices, negatively impacting the economy. A successful resolution, together with an easing of the oil price spike, should give a boost to the economy.

A legitimate impulse in today's crisis environment might be to conclude that it's better to be out of the stock market entirely. And so investors have continued pouring money into the safety of U.S. Treasury securities, even as yields on these instruments have reached 44-year lows. However, an analysis by market observer David Dreman of eleven major post World War II crises, from the Berlin Blockade to the 1990 Gulf War, suggests the contrary. Measuring price appreciation in the Dow Jones Industrial Average from its low associated with each crisis to its level one year later shows average gains of almost 26%. In only one of the eleven occurrences was there a loss, a quite modest 3%. Holding stocks for a two-year period yielded gains in all eleven instances, averaging nearly 38%.

Encouragingly, since 1928, following three consecutive down years, the market has produced a higher subsequent five-year total return than its 9.6% long-term average. The only historical bear markets comparable to the current one occurred in 1929-1932 and 1973-1974. The major difference between the current situation and these prior bear markets is the strength of current economic barometers. In the current cycle, unlike the prior periods, we have not experienced a contracting economy for a period as long as even a year. Unemployment is still relatively low, as is inflation, while interest rates are at multi-decade lows.

Given three consecutive years of negative stock returns, drawing conclusions from market performance following prior crisis environments, and looking at current macroeconomic data, we conclude that the risk/reward relationship for stocks is attractive for the long-term investor.

As always, we are pleased to be a part of your long-term investment planning.



Sincerely,

/s/ Thomas J. Rowland

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust

April 16, 2003

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX
AND RUSSELL MIDCAP INDEX

Growth of $10,000 initial investment for a 10 year period ended March 31, 2003.



10k chart:

              Growth Fund              Russell MidCap                S&P 500

"1993"               9800                       10000                  10000

                     9674                       10158                  10041

                     9715                       10701                  10298

                    10113                       10841                  10607

"1994"               9733                       10520                  10203

                     9616                       10293                  10238

                    10054                       10878                  10741

                    10021                       10614                  10739

"1995"              11002                       11719                  11784

                    11285                       12699                  12896

                    11707                       13825                  13923

                    12508                       14271                  14760

"1996"              12780                       15130                  15552

                    13013                       15556                  16241

                    13250                       16043                  16741

                    13994                       16982                  18141

"1997"              14264                       16843                  18627

                    16338                       19127                  21873

                    17832                       21667                  23514

                    18218                       21908                  24192

"1998"              20051                       24276                  27567

                    20058                       23908                  28476

                    17594                       20364                  25643

                    21416                       24118                  31102

"1999"              21328                       24004                  32651

                    23904                       26613                  34953
                    22510                       24327                  32772

                    29589                       28518                  37645

"2000"              30143                       31394                  38507

                    28492                       29978                  37485

                    28768                       32019                  37121

                    28486                       30871                  34215

"2001"              25551                       27632                  30160

                    27094                       30262                  31925

                    23782                       24859                  27244

                    26553                       29135                  30157

"2002"              27824                       30372                  30241

                    24458                       27470                  26192

                    20948                       22626                  21669

                    21871                       24416                  23495

"2003"              20377                       23841                  22755




AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03

  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                   1 YEAR       5 YEAR       10 YEAR
--------------------------------------------------------------------------------
  Wayne Hummer Growth Fund
  (assuming 2% sales charge)            (28.23%)       (0.08%)       7.38%
--------------------------------------------------------------------------------
  Russell Midcap Index                  (21.50%)       (0.36%)       9.08%
--------------------------------------------------------------------------------
  S&P 500 Index                         (24.76%)       (3.76%)       8.52%
--------------------------------------------------------------------------------


Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Midcap Indices. The S&P 500 and Russell Midcap are unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

 TOP 10 STOCK HOLDINGS AS OF 3/31/03: (% OF NET ASSETS)
--------------------------------------------------------------------------------
 1. Cardinal Health, Inc. (Health Care Distributors and Services)       6.2%
 2. Patterson Dental Company (Distributors - Dental Supplies
    and Equipment)                                                      6.0%
 3. Illinois Tool Works Inc. (Manufacturing - Diversified)              5.1%
 4. Avery Dennison Corporation (Manufacturing - Office
    Supplies and Forms)                                                 4.9%
 5. QUALCOMM Incorporated (Communications Equipment)                    4.7%
 6. H&R Block, Inc. (Commercial Services - Finance)                     4.5%
 7. McCormick & Company, Incorporated (Foods)                           4.2%
 8. Northern Trust Corporation (Banking)                                3.7%
 9. Applied Materials, Inc. (Semiconductor Equipment)                   3.5%
10. Old Republic International Corporation (Insurance - Finance)        3.5%

Portfolio holdings are subject to change and may not represent future portfolio composition.


PORTFOLIO CHANGES 4/1/02 - 3/31/03

                                                         Share     Holdings
 Additions                                              Change   on 3/31/03
--------------------------------------------------------------------------------
BJ Services Company                                     35,000       35,000
Biomet, Inc.                                            40,000       40,000
Capital One Financial Corporation                       50,000       50,000
Concord EFS, Inc.                                       60,000      180,000
Fiserv, Inc.                                            25,000      100,000
Molex Incorporated Class A                              30,000      100,000
Photronics, Inc.                                        30,000      150,000

                                                         Share     Holdings
 Reductions                                             Change   on 3/31/03
--------------------------------------------------------------------------------
ADC Telecommunications, Inc.                           360,000          -0-
AON Corporation                                         67,500          -0-
Autoliv, Inc.                                           40,920          -0-
Burlington Resources, Inc.                              25,000       35,000
Cardinal Health, Inc.                                   25,000      125,000
Emerson Electric Co.                                    25,000       25,000
PepsiCo, Inc.                                           25,000          -0-
Watson Pharmaceuticals, Inc.                            35,000          -0-
Western Wireless Corporation Class A                    26,500       33,500

STATEMENT OF ASSETS AND LIABILITIES

                                                             March 31, 2003
--------------------------------------------------------------------------------
  Assets
  Investments, at value:
     Unaffiliated issuers (Cost: $75,453,694)                  $112,174,490
     Affiliated issuers (Cost: $2,596,311)                        2,596,311
  Receivable for Fund Shares sold                                    25,570
  Dividends receivable                                              117,066
  Other                                                              28,299
--------------------------------------------------------------------------------
  Total assets                                                  114,941,736

  Liabilities and Net Assets
  Payable for Fund Shares redeemed                                   49,750
  Due to Wayne Hummer Asset Management Company                       76,281
  Accrued liabilities                                                27,906
--------------------------------------------------------------------------------
  Total liabilities                                                 153,937
--------------------------------------------------------------------------------
  Net assets applicable to 4,127,451 Shares
    outstanding, no par value, equivalent
    to $27.81 per Share                                        $114,787,799
================================================================================

  Analysis of Net Assets
  Paid in capital                                               $78,034,651
  Net unrealized appreciation of investments                     36,720,796
  Undistributed net investment income                                32,352
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                  $114,787,799
================================================================================

  The Pricing of Shares
  Net asset value and redemption price
    per Share ($114,787,799 / 4,127,451
    Shares outstanding)                                              $27.81
================================================================================
  Maximum offering price per Share (net
    asset value, plus 2.02% of net asset
    value or 2% of offering price)                                   $28.38
================================================================================



               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS

                                                                 Year ended
                                                             March 31, 2003
--------------------------------------------------------------------------------
  Investment Income:
  Dividends                                                      $1,339,666
  Interest                                                            9,492
--------------------------------------------------------------------------------
  Total investment income                                         1,349,158

  Expenses:
  Management fee                                                  1,026,038
  Professional fees                                                  64,627
  Trustee fees                                                       54,132
  Transfer agent fees                                                53,587
  Custodian fees                                                     31,447
  Portfolio accounting fees                                          22,238
  Printing costs                                                     21,057
  Registration fees                                                  13,947
  Other                                                              10,850
--------------------------------------------------------------------------------
  Total expenses                                                  1,297,923
--------------------------------------------------------------------------------
  Net investment income                                              51,235

  Net realized gain on sales of investments                          38,072
  Change in net unrealized appreciation                         (43,964,435)
--------------------------------------------------------------------------------
  Net loss on investments                                       (43,926,363)

  Net decrease in net assets resulting from operations         ($43,875,128)
================================================================================

                 See accompanying notes to financial statements.

Statements of Changes in Net Assets

                                                     Year ended March 31,
                                                   2003                2002
--------------------------------------------------------------------------------

  Operations:
  Net investment income                          $51,235           $130,628
  Net realized gain on sales of investments       38,072          4,246,564
  Change in net unrealized appreciation      (43,964,435)         8,958,714
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations                (43,875,128)        13,335,906

Dividends to shareholders from:
  Net investment income                          (42,982)          (294,668)
  Net realized gains on investments           (1,375,429)        (3,073,967)
--------------------------------------------------------------------------------
  Total dividends to shareholders             (1,418,411)        (3,368,635)

  Fund Share transactions:
  Proceeds from Shares sold                   10,299,689          8,486,781
  Shares issued upon reinvestment
    of dividends                               1,361,957          3,243,577
--------------------------------------------------------------------------------
                                              11,661,646         11,730,358
  Less payments for Shares redeemed           16,376,886          9,118,058
--------------------------------------------------------------------------------
  Increase (decrease) from Fund Share
     transactions                             (4,715,240)         2,612,300
--------------------------------------------------------------------------------
  Total increase (decrease) in net assets    (50,008,779)        12,579,571

  Net assets:
  Beginning of year                          164,796,578        152,217,007
--------------------------------------------------------------------------------
  End of year (including undistributed net
  investment income of $32,352 and $18,732
  at March 31, 2003 and 2002, respectively) $114,787,799       $164,796,578
================================================================================

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each year)


                                                 Year ended March 31,
                                       2003     2002     2001     2000     1999
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR $38.31   $35.96   $46.83   $36.66   $36.10
--------------------------------------------------------------------------------

  Income from investment operations:
  Net investment income                0.01     0.02     0.05     0.06     0.14
  Net realized and unrealized gains
    (losses) on investments          (10.18)    3.13    (6.73)   14.17     2.09
--------------------------------------------------------------------------------
  Total from investment operations   (10.17)    3.15    (6.68)   14.23     2.23
--------------------------------------------------------------------------------

  Less distributions:
  Dividends from net investment
     income                           (0.01)   (0.06)   (0.02)   (0.07)   (0.16)
--------------------------------------------------------------------------------
  Distributions from net realized gains
    on investments                    (0.32)   (0.74)   (4.17)   (3.99)  (1.51)
--------------------------------------------------------------------------------
  Total distributions                 (0.33)   (0.80)   (4.19)   (4.06)  (1.67)
--------------------------------------------------------------------------------

  NET ASSET VALUE, END OF YEAR       $27.81   $38.31   $35.96   $46.83   $36.66
================================================================================
  TOTAL RETURN (a)                  (26.77%)   8.90%  (15.23%)  41.33%    6.37%
--------------------------------------------------------------------------------

  Ratios and Supplementary Data
  Net assets, end of year ($000's)  114,788  164,797  152,217  185,665  139,494
  Ratio of total expenses to average
    net assets                        0.96%    0.89%    0.91%    0.95%    0.94%
  Ratio of net investment income to
    average net assets                0.04%    0.08%    0.13%    0.15%    0.41%
  Portfolio turnover rate                6%       5%       9%      10%      12%


  NOTE TO FINANCIAL HIGHLIGHTS:
a.) Excludes sales charge of 2%, which was effective August 1, 1999 for new accounts.

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003


                            Number of Shares         Value
----------------------------------------------------------

COMMON STOCKS (97.72%)

Consumer Discretionary 6.95%
Borders Group, Inc. (a)              120,000    $1,764,000
The Gap, Inc.                         75,000     1,086,750
Interpublic Group of
  Companies, Inc.                    185,000     1,720,500
LA-Z-Boy Incorporated                110,000     1,900,800
Royal Caribbean Cruises Ltd.         100,000     1,503,000
----------------------------------------------------------
                                                 7,975,050

Consumer Staples 6.28%
CVS Corporation                      100,000     2,385,000
McCormick & Company,
  Incorporated                       200,000     4,828,000
----------------------------------------------------------
                                                 7,213,000

Energy 2.50%
BJ Services Company (a)               35,000     1,203,650
Burlington Resources, Inc.            35,000     1,669,850
----------------------------------------------------------
                                                 2,873,500

Financials 12.24%
Capital One Financial
  Corporation                         50,000     1,500,500
Cincinnati Financial
  Corporation                         90,000     3,156,300
Northern Trust
  Corporation                        140,000     4,263,000
Old Republic International
  Corporation                        150,000     4,012,500
TCF Financial Corporation             28,000     1,121,120
----------------------------------------------------------
                                                14,053,420

Health Care 22.18%
Apogent Technologies Inc. (a)        140,000     2,041,200
Biomet, Inc. (a)                      40,000     1,226,000
Cardinal Health, Inc.                125,000     7,121,250
The Cooper Companies, Inc.           126,000     3,767,400
Health Management
  Associates, Inc. (a)               150,000     2,850,000
Patterson Dental
  Company (a)                        150,000     6,889,500
STERIS Corporation (a)                60,000     1,569,600
----------------------------------------------------------
                                                25,464,950


                            Number of Shares         Value
----------------------------------------------------------

Industrials 28.81%
Avery Dennison Corporation            95,000    $5,573,650
H&R Block, Inc.                      120,000     5,122,800
Cintas Corporation                    60,000     1,974,000
Concord EFS, Inc. (a)                180,000     1,692,000
DeVry, Inc. (a)                       90,000     1,680,300
Emerson Electric Co.                  25,000     1,133,750
Fastenal Company                     140,000     3,946,600
Fiserv, Inc. (a)                     100,000     3,148,000
IDEX Corporation                      50,000     1,450,000
Illinois Tool Works Inc.             100,000     5,815,000
Regal-Beloit Corporation             100,000     1,531,000
----------------------------------------------------------
                                                33,067,100

Information Technology 14.92%
Applied Materials, Inc. (a)          320,000     4,025,600
Kronos Incorporated (a)               90,000     3,154,500
Molex Incorporated Class A           100,000     1,839,000
Photronics, Inc. (a)                 150,000     1,783,500
QUALCOMM Incorporated                150,000     5,409,000
Sun Microsystems, Inc. (a)           280,000       912,800
----------------------------------------------------------
                                                17,124,400

Materials 3.15%
RPM, Inc.                            125,000     1,312,500
Sonoco Products Company              110,000     2,302,300
----------------------------------------------------------
                                                 3,614,800

Telecommunication Services 0.69%
Broadwing Inc. (a)                   150,000       600,000
Western Wireless
  Corporation Class A (a)             33,500       188,270
----------------------------------------------------------
                                                   788,270
----------------------------------------------------------

TOTAL COMMON STOCKS
(Cost:  $75,453,694)                           112,174,490
----------------------------------------------------------

                                                     Value
----------------------------------------------------------


SHORT-TERM INVESTMENTS (2.26%)

Investment in Affiliated Investment
Company
Wayne Hummer Money Market
   Fund (Cost: $2,596,311)                      $2,596,311
----------------------------------------------------------


                                                     Value
----------------------------------------------------------

TOTAL INVESTMENTS  (99.98%)
(Cost: $78,050,005) (b)                       $114,770,801

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.02%)                            16,998
----------------------------------------------------------

NET ASSETS (100.00%)                          $114,787,799
==========================================================

NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $78,050,005 for federal income tax purposes at March 31, 2003, the aggregate gross unrealized appreciation was $49,626,460, the aggregate gross unrealized depreciation was $12,905,664 and the net unrealized appreciation of investments was $36,720,796.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Wayne Hummer Growth Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities are valued at the last reported sale price for securities traded on a principal exchange and on the NASDAQ National Market. If there was no reported sale price on any exchange on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Investments in other investment companies are valued at net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash.

Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. Total dividends paid during the year ended March 31, 2003 amounted to $1,418,411, of which $42,982 represented ordinary income and $1,375,429 represented long-term capital gains. Total dividends paid during the year ended March 31, 2002, amounted to $3,368,635, of which $379,210 represented ordinary income and $2,989,425 represented long-term capital gains. On April 24, 2003, an ordinary income dividend of $0.01 per Share was declared, payable April 25, 2003, to shareholders of record on April 23, 2003.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders. At March 31, 2003, there were no significant differences between the book basis and the tax basis components of net assets.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the year ended March 31, 2003, the Fund incurred management fees of $1,026,038, amounting to approximately 0.76% of average daily net assets of the Fund, and there were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. For the year ended March 31, 2003, the Fund incurred $22,238 for portfolio accounting services, which includes $8,760 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $58,388 from the sale of Fund Shares during the year ended March 31, 2003, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                 Year ended
                                                             March 31, 2003
---------------------------------------------------------------------------
  Purchases                                                     $14,214,675
---------------------------------------------------------------------------
  Sales Proceeds                                                $17,891,911
---------------------------------------------------------------------------
  Dividend Income                                                   $62,537
---------------------------------------------------------------------------
  Value                                                          $2,596,311
---------------------------------------------------------------------------
  % of Net Assets                                                     2.26%
---------------------------------------------------------------------------

Mr. Joseph Alaimo succeeded Mr. Steven Becker as a trustee and Chairman of the Board of Trustees on January 23, 2003. Mr. Becker was, and Mr. Alaimo is, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940). Mr. Becker is an officer and director of WHI, Mr. Alaimo is Chairman of Wayne Hummer Trust Company and both are shareholders of Wintrust. During the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $54,132.

6. INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows:

                                                                 Year ended
                                                             March 31, 2003
---------------------------------------------------------------------------
  Purchases                                                      $7,332,438
---------------------------------------------------------------------------
  Proceeds from sales                                            $9,395,768
---------------------------------------------------------------------------

7. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                                      Year ended March 31,
                                                    2003               2002
---------------------------------------------------------------------------
  Shares sold                                    321,375            231,894
  Shares issued upon reinvestment of dividends    36,465             89,650
---------------------------------------------------------------------------
                                                 357,840            321,544
  Shares redeemed                               (532,495)          (252,409)
---------------------------------------------------------------------------
  Net increase (decrease) in Shares outstanding (174,655)            69,135
===========================================================================

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Wayne Hummer Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 25, 2003

MANAGEMENT OF THE TRUST
March 31, 2003
The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 72          Trustee, Chairman    Since           Chairman Wayne Hummer         4             Loomis-Sayles
727 N. Bank Lane           of the Board         January 2003    Trust Company (WHTC);                       Funds and Loomis-
Lake Forest, IL  60045     of Trustees                          formerly chief investment                   Sayles Investment
                                                                officer for WHTC,                           Trust (investment
                                                                January 1995 to                             companies)
                                                                February 2003.                              22 portfolios

                             Non-Interested Trustees
                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 69     Trustee              Since 1994      Managing Director,            4             Knight Trading Group,
3 First National Plaza                                          Madison Advisory                            Inc. (holding company
Suite 1400                                                      Group (registered                           for securities broker);
Chicago, IL  60602                                              investment adviser)                         Howe Barnes
                                                                                                            Securities,  Inc.
                                                                                                            (securities
                                                                                                            broker); CCMA
                                                                                                            Select Investment
                                                                                                            Trust (investment
                                                                                                            company); (2
                                                                                                            portfolios); CCM
                                                                                                            Advisors Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios); AHA
                                                                                                            Investment Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios)

Joel D. Gingiss, 60        Trustee              Since 1983      Attorney, Smith &             4             None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith, Eriksen, Zeit
                                                                and Stanczak, Ltd., May 2000
                                                                to December 2001; Prior
                                                                thereto, Assistant State's
                                                                Attorney, Lake County
                                                                Illinois.

Patrick B. Long, 59        Trustee              Since 1983      Chairman & CEO, OG             4            None.
58 Parkland Plaza                                               Technologies, Inc.
Ann Arbor, MI  48103                                            (surface measurement
                                                                technology company)

James J. Riebandt, 52      Trustee              Since 1999      Attorney, Riebandt &          4             None.
1237 S. Arlington                                               DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 77        Trustee              Since 1983      Chairman of the Board         4             None.
200 First Avenue E                                              of Directors, B. F.
Newton, IA  50208                                               Shaw Printing Co.


MANAGEMENT OF THE TRUST (CONT.)

                                    OFFICERS

                                              TERM OF OFFICE AND
NAME, AGE                 POSITION(S) HELD         LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND ADDRESS                WITH FUND              TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 57      President            Since 1999                      First Vice President/Investments and
300 S. Wacker Drive                                                             Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                              Management Company, since February
                                                                                2002; formerly President and
                                                                                Director, Wayne Hummer
                                                                                Management Company, since
                                                                                September 1996; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

David P. Poitras, 42       Vice President       Since 1992                      First Vice President and Managing Director,
300 S. Wacker Drive                                                             Wayne Hummer Asset Management
Chicago, IL  60606                                                              Company; Executive Vice President and
                                                                                Director of Fixed Income, Wayne Hummer
                                                                                Investments L.L.C., since
                                                                                February 2002; formerly Vice
                                                                                President, Wayne Hummer
                                                                                Management Company, May 1992
                                                                                to February 2002; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

Jean M. Maurice, 40        Treasurer and        Since 1987                      Treasurer, Wayne Hummer Asset
300 S. Wacker Drive        Secretary                                            Management Company,
Chicago, IL  60606                                                              since February 2002.

Merrill A. Richardson, 33  Assistant            Since 2002                      Fund accountant for Wayne
300 S. Wacker Drive        Secretary                                            Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2002 DIVIDENDS

The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2002 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

FUND OVERVIEW

The investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.


SERVICES AVAILABLE TO SHAREHOLDERS

  Systematic Investing
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

Systematic Investment Plan
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

Payroll Direct Deposit Plan
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

Social Security and other Government Checks
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA or Retirement Plans
Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  Internet Address:  www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.


CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

BOARD OF TRUSTEES

Joseph P. Alaimo
Chairman
Charles V. Doherty
Joel D. Gingiss
Patrick B. Long
James J. Riebandt
Eustace K. Shaw


START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.



Chicago          Toll-free: 800-621-4477      Local: 312-431-1700
                 300 South Wacker Drive       Chicago, Illinois 60606-6607

Appleton         Toll-free: 800-678-0833      Local: 920-734-1474
                 200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet         www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


logo: wayne hummer investments


                           Distributor                        4/03

We will continue to deliver a single copy of our shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


logo: wayne hummer investments

300 South Wacker Drive
Chicago, Illinois 60606-6607


PRESORTED
FIRST CLASS
US POSTAGE PAID
PERMIT #3600
BERWYN, IL 60402

Forwarding Service Requested

                                 WAYNE HUMMER(R)
                               COREPORTFOLIO FUND

Portfolio Managers:
photo of Thomas J. Rowland
Thomas J. Rowland
photo of David D. Cox
David D. Cox

ANNUAL
FINANCIAL STATEMENTS
March 31, 2003

Dear Fellow Shareholder,
We are pleased to present our shareholder report for the Wayne Hummer CorePortfolio Fund (the "Fund") for the fiscal year ended March 31, 2003.

In what might appear to be a perverse reaction to the end of diplomatic attempts at solving the Iraq crisis, with an ultimatum for Iraq by President Bush making war a virtual certainty, the stock market staged a strong rally. The market advanced for eight consecutive trading sessions following the President's call to arms, with the Dow Jones Industrial Average adding over 1000 points. Despite this strength going into late March, the returns for the major equity market averages were negative for the latest quarter and year.

For the fiscal year, the net asset value of a Fund share, with reinvested dividends, decreased 25.4%, which just marginally lagged the 24.8% decrease of the S&P 500 Index (the "S&P 500").1 Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

The market reaction to unfolding events in Iraq was indicative of the depressant effect on the

1 Total return does not reflect the 2% sales charge.

stock market of the delay in resolving this crisis. The adoption of the military option eliminated that element of the uncertainty plaguing investors for the past several months. It also reflected expectations that the conflict would be short-lived and favorably resolved.

Ensuing trading, however, demonstrated the sensitivity of the market to news flows from the war front. Heightened volatility suggests that short-term traders have been dominating the market as long-term investors have remained on the sidelines.

We are also mindful that investors have had a plethora of other concerns aside from the war. Included are a possible double-dip recession, terrorism, deflation, widening trade and budget deficits, negative wealth effect of the falling market, consumer debt, a perceived housing bubble, quality of earnings, underfunded pensions, corporate governance, Venezuela, high oil prices, etc.

We have felt that these issues had largely been reflected in the market's three-year slide, producing the worst bear market since the Great Depression. The delay in resolving the Iraq situation has prolonged a period of high oil prices, negatively impacting the economy. A successful resolution, which appears more likely daily, together with an easing of the oil price spike, should give a boost to the economy.

A legitimate impulse in today's crisis environment might be to conclude that it's better to be out of the stock market entirely. And so investors have continued pouring money into the safety of U.S. Treasury securities, even as yields on these instruments have reached 44-year lows. However, an analysis by market observer David Dreman of eleven major post World War II crises, from the Berlin Blockade to the 1990 Gulf War, suggests the contrary. Measuring price appreciation in the Dow Jones Industrial Average from its low associated with each crisis to its level one year later shows average gains of almost 26%. In only one of the eleven occurrences was there a loss, a quite modest 3%. Holding stocks for a two-year period yielded gains in all eleven instances, averaging nearly 38%.

Encouragingly, since 1928, following three consecutive down years, the market has produced a higher subsequent five-year total return than its 9.6% long-term average. The only historical bear markets comparable to the current one occurred in 1929-1932 and 1973-1974. The major difference between the current situation and these prior bear markets is the strength of current economic barometers. The 1930's had four consecutive years of economic contraction and unemployment rates above 20%. The early 1970's gave us two consecutive years of negative GDP growth, high unemployment and inflation, and weak productivity growth. In the current cycle, while GDP growth has dropped on a quarterly basis, we have not experienced a contracting economy for a period as long as even a year. Unemployment is still relatively low, as is inflation, while interest rates are at multi-decade lows.

Given three consecutive years of negative stock returns, drawing conclusions from market performance following prior crisis environments, and looking at current macroeconomic data, we conclude that the risk/reward relationship for stocks is attractive for the long-term investor.

The Fund continues to hold a portfolio of high quality companies, as measured by credit rating. As evidence of this, at March 31, 2003, roughly three quarters of the Fund's value was invested in companies with a "AA" rating or better, and nearly 40% of the Fund's value was invested in "AAA" rated companies (the highest credit ranking given by Standard & Poor's). In addition to their high quality (in terms of balance sheet strength), the Fund holdings continue to possess attractive growth rates and reasonable valuations when compared to the universe of S&P 500 companies. We feel that these solid characteristics of the Fund's holdings bode well for future relative performance.

The Fund's mandate is to be invested in the largest companies in each economic sector of the S&P 500. The largest capitalization stocks, in general, underperformed their smaller capitalization counterparts for the third consecutive year, after three years of outperformance. Despite the performance of large cap stocks over the last three years - and partially because of it - we remain very comfortable with the Fund's portfolio of solid blue-chip companies. We continue to believe in the merits of the Fund's consistent and disciplined strategy, and feel investors will be well served over longer-term holding periods.

We appreciate your confidence during these turbulent times, and are pleased to be part of your long-term investment plan.



Sincerely,



/s/ Thomas J. Rowland                       /s/ David D. Cox



Thomas J. Rowland, CFA                      David D. Cox, CFA
President                                   Vice President
Wayne Hummer Investment Trust               Wayne Hummer Asset
                                            Management Company

April 16, 2003

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 initial investment from inception (August 2, 1999) through March 31, 2003.



10k chart:

                                S&P 500     COREPORTFOLIO FUND

Aug 2 99                           9800                   9800
                                9955.21                   9850
Sep 99                          9682.28                   9520
                                  10295                  10420
                                10504.3                  10540
                                11122.9                11195.6
                                10564.1                10855.2
                                10364.4                10344.5
Mar 00                          11378.1                11506.1
                                11035.8                10749.9
                                10809.3                10439.3
                                11075.8                10860.1
                                10902.6                10830.1
                                11579.8                11210.8
Sep 00                          10968.4                  10229
                                  10922                  10259
                                  10061                   9557
                                  10111                   9196
                                  10469                   9397
                                   9515                   8645
Mar 01                             8912                   7993
                                   9605                   8785
                                   9669                   8825
                                   9434                   8735
                                   9341                   8595
                                   8757                   7961
Sep 01                             8050                   7469
                                   8204                   7700
                                   8833                   8152
                                   8910                   8183
                                   8780                   7871
                                   8611                   7790
Mar 02                             8935                   7981
                                   8393                   7321
                                   8331                   7210
                                   7738                   6776
                                   7135                   6354
                                   7182                   6425
Sep 02                             6346                   5715
                                   6905                   6354
                                   7312                   6557
                                   6882                   6150
                                   6702                   5926
                                   6602                   5814
Mar 03                             6666                   5957




AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03

                                                       SINCE INCEPTION DATE
  ANNUALIZED RETURNS FOR THE                             (AUGUST 2, 1999 -
  FOLLOWING PERIODS:                   1 YEAR               MARCH 31, 2003)
--------------------------------------------------------------------------------
  WAYNE HUMMER
  COREPORTFOLIO FUND
  (assuming 2% sales charge)             (26.86%)           (13.19%)
--------------------------------------------------------------------------------
  S&P 500 Index                          (24.76%)           (10.28%)
--------------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 is unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

  ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 3/31/03:
  (% of net assets)


pie chart:


Financials        19.4%
Health Care       15.5%
Information
 Technology       14.2%
Consumer
 Discretionary    13.2%
Industrials       11.9%
Consumer
 Staples           8.8%
Energy             6.1%
Telecommunication
 Services          3.5%
Materials          2.6%
Utilities          2.5%
Cash and
 Other             2.3%



  TOP 10 STOCK HOLDINGS AS OF 3/31/03: (% OF NET ASSETS)

 1. Wal-Mart Stores, Inc. (Retail)                                     8.8%
 2. General Electric Company (Electrical Equipment)                    8.2%
 3. Microsoft Corporation (Computer Software & Services)               7.3%
 4. Citigroup Inc. (Banking)                                           7.1%
 5. Pfizer Inc. (Health Care - Drugs)                                  6.1%
 6. Johnson & Johnson (Health Care - Diversified)                      5.5%
 7. American International Group, Inc. (Insurance)                     5.2%
 8. Exxon Mobil Corporation (Oil)                                      4.2%
 9. Bank of America Corporation (Banking)                              4.0%
10. Merck & Co., Inc. (Health Care - Drugs)                            3.9%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/1/03

As stated in the prospectus, the CorePortfolio Fund is rebalanced at the end of each quarter. Based on the March 31, 2003 market capitalization weightings of the Economic Sectors of the S&P 500 and of the individual stocks comprising the S&P 500, the following changes were made to the portfolio:


 Additions
Security                                   Economic Sector
Comcast Corporation Class A                Consumer Discretionary
PepsiCo, Inc.                              Consumer Staples
Dominion Resources, Inc.                   Utilities

 Deletions
Security                                   Economic Sector
AOL Time Warner Inc.                       Consumer Discretionary
Altria Group, Inc.                         Consumer Staples
Duke Energy Corporation                    Utilities

STATEMENT OF ASSETS AND LIABILITIES


                                                             March 31, 2003
--------------------------------------------------------------------------------
  Assets
  Investments, at value:
    Unaffiliated issuers (Cost: $19,562,930)                    $15,204,467
     Affiliated issuers (Cost: $341,696)                            341,696
  Receivable for Fund Shares sold                                     3,681
  Dividends receivable                                               27,071
  Prepaid expenses                                                    3,821
--------------------------------------------------------------------------------
  Total assets                                                   15,580,736

  Liabilities and Net Assets
  Payable for Fund Shares redeemed                                    2,500
  Accrued liabilities                                                13,657
--------------------------------------------------------------------------------
  Total liabilities                                                  16,157
--------------------------------------------------------------------------------
  Net assets applicable to 2,662,840 Shares
    outstanding, no par value, equivalent to
    $5.85 per Share                                             $15,564,579
================================================================================

  Analysis of Net Assets
  Paid in capital                                               $27,862,873
  Net unrealized depreciation of investments                     (4,358,463)
  Accumulated net realized loss on
    sales of investments                                         (7,991,548)
  Undistributed net investment income                                51,717
--------------------------------------------------------------------------------
  Net assets applicable to Shares outstanding                   $15,564,579
================================================================================

  The Pricing of Shares
  Net asset value and redemption price
    per Share ($15,564,579 / 2,662,840
    Shares outstanding)                                               $5.85
================================================================================
  Maximum offering price per Share (net asset value,
    plus 2.02% of net asset value or 2% of offering price)            $5.97
================================================================================


                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                 Year ended
                                                             March 31, 2003
--------------------------------------------------------------------------------
  Investment Income:
  Dividends                                                        $346,153
--------------------------------------------------------------------------------

  Expenses:
  Management fee                                                     73,054
  Transfer agent fees                                                23,955
  Professional fees                                                  20,730
  Printing costs                                                     15,727
  Custodian fees                                                     13,032
  Portfolio accounting fees                                          10,266
  Trustee fees                                                       10,164
  Registration fees                                                  10,050
  Other                                                               1,272
--------------------------------------------------------------------------------
  Total expenses                                                    178,250
  Less management fees waived                                       (41,273)
--------------------------------------------------------------------------------
  Net expenses                                                      136,977
--------------------------------------------------------------------------------
  Net investment income                                             209,176
--------------------------------------------------------------------------------

  Net realized loss on sales of investments                      (2,960,784)
  Change in net unrealized depreciation                          (3,280,155)
--------------------------------------------------------------------------------
  Net loss on investments                                        (6,240,939)

  Net decrease in net assets resulting from operations          ($6,031,763)
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year ended March 31,
                                                    2003               2002
--------------------------------------------------------------------------------
  Operations:
  Net investment income                         $209,176           $138,368
  Net realized loss on sales of investments   (2,960,784)        (2,946,238)
  Change in net unrealized appreciation or
    depreciation                              (3,280,155)         2,802,054
--------------------------------------------------------------------------------
  Net decrease in net assets resulting
    from operations                           (6,031,763)            (5,816)

  Dividends to shareholders from:
  Net investment income                         (186,686)          (122,359)
  Net realized gains on investments                  - 0 -              - 0 -
--------------------------------------------------------------------------------
  Total dividends to shareholders               (186,686)          (122,359)

  Fund Share transactions:
  Proceeds from Shares sold                    1,936,474          5,791,139
  Shares issued upon reinvestment
    of dividends                                 183,893            120,684
--------------------------------------------------------------------------------
                                               2,120,367          5,911,823
  Less payments for Shares redeemed            5,868,458          2,855,470
--------------------------------------------------------------------------------
  Increase (decrease) from Fund Share
    transactions                              (3,748,091)         3,056,353

  Total increase (decrease) in net assets     (9,966,540)         2,928,178

  Net assets:
  Beginning of year                           25,531,119         22,602,941
--------------------------------------------------------------------------------
  End of year (including undistributed
    net investment income of $51,717
    and $29,227 at March 31, 2003 and
    2002, respectively)                      $15,564,579        $25,531,119
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(For a Share outstanding throughout each period)


                                                              For the period
                                                                   August 2,
                                                                      1999 -
                                             Year ended March 31,  March 31,
                                         2003     2002       2001       2000
----------------------------------------------------------------------------
  NET ASSET VALUE,
    BEGINNING OF PERIOD                 $7.92    $7.97     $11.49      $9.80

  Income from investment
  operations:
  Net investment income                  0.09     0.04       0.03       0.02
  Net realized and unrealized
    gains (losses) on investments       (2.09)   (0.05)     (3.53)      1.69
----------------------------------------------------------------------------
  Total from investment operations      (2.00)   (0.01)     (3.50)      1.71

  Less distributions:
  Dividends from net
    investment income                   (0.07)   (0.04)     (0.02)     (0.02
----------------------------------------------------------------------------

  NET ASSET VALUE,
    END OF PERIOD                       $5.85    $7.92      $7.97     $11.49
============================================================================
  TOTAL RETURN (a)                    (25.36%)  (0.14%)   (30.53%)    17.41%
----------------------------------------------------------------------------

  Ratios and Supplementary Data
  Net assets, end of period ($000's)   15,565   25,531     22,603     26,983
  Ratio of net expenses to
    average net assets (b)              0.75%    0.75%      0.75%       0.75%(c)
  Ratio of net investment income
    to average net assets (b)           1.15%    0.56%      0.22%       0.30%(c)
  Portfolio turnover rate                 29%      28%        57%         37%(c)

  NOTES TO FINANCIAL HIGHLIGHTS:

  a.) Excludes 2% sales charge.
  b.) During the four fiscal periods ended March 31, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of gross expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.23%, 0.08%, 0.08% and 0.04%, respectively.
  c.) Ratios have been determined on an annualized basis.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MARCH 31, 2003


                            Number of Shares          Value
-----------------------------------------------------------
Common Stocks (97.7%)

Consumer Discretionary 13.2%
AOL Time Warner Inc. (a)              26,698       $289,940
Viacom Inc. Class B (a)               10,551        385,323
Wal-Mart Stores, Inc.                 26,473      1,377,390
-----------------------------------------------------------
                                                  2,052,653

Consumer Staples 8.8%
Altria Group, Inc.                    10,151        304,124
The Coca-Cola Company                 12,155        492,035
The Procter and Gamble
  Company                              6,383        568,406
-----------------------------------------------------------
                                                  1,364,565

Energy  6.1%
ChevronTexaco Corporation              2,997        193,756
ConocoPhillips                         1,904        102,054
Exxon Mobil Corporation               18,765        655,837
-----------------------------------------------------------
                                                    951,647

Financials 19.4%
American International
  Group, Inc.                         16,267        804,403
Bank of America Corporation            9,370        626,291
Citigroup Inc.                        32,105      1,106,017
Wells Fargo & Company                 10,593        476,579
-----------------------------------------------------------
                                                  3,013,290

Health Care 15.5%
Johnson & Johnson                     14,690        850,110
Merck & Co., Inc.                     11,107        608,442
Pfizer Inc.                           30,477        949,663
-----------------------------------------------------------
                                                  2,408,215

Industrials 11.9%
3M Company                             1,966        255,639
General Electric Company              50,067      1,276,709
United Parcel Service, Inc.
  Class B                              5,619        320,283
-----------------------------------------------------------
                                                  1,852,631

Information Technology 14.2%
Intel Corporation                      7,473        586,107
International Business
  Machines Corporation                29,285        476,760
Microsoft Corporation                 47,190      1,142,470
-----------------------------------------------------------
                                                  2,205,337



                            Number of Shares          Value
-----------------------------------------------------------
Materials 2.6%
Dow Chemical Company                   5,879       $162,319
Du Pont (E.I. ) de Nemours
  and Company                          6,398        248,626
-----------------------------------------------------------
                                                    410,945

Telecommunication Services 3.5%
SBC Communications Inc.               11,151         223,689
Verizon Communications Inc.            9,205         325,397
-----------------------------------------------------------
                                                    549,086

Utilities 2.5%
Duke Energy Corporation               10,575        153,761
The Southern Company                   8,521        242,337
-----------------------------------------------------------
                                                    396,098
-----------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $19,562,930)                              15,204,467
-----------------------------------------------------------

SHORT-TERM INVESTMENTS (2.2%)

Investment in Affiliated Investment
Company
Wayne Hummer Money Market Fund
(Cost:  $341,696)                                   341,696
-----------------------------------------------------------

TOTAL INVESTMENTS  (99.9%)
(Cost:  $19,904,626) (b)                         15,546,163

CASH AND OTHER ASSETS,
LESS LIABILITIES  (0.1%)                             18,416
-----------------------------------------------------------

NET ASSETS (100.0%)                             $15,564,579
===========================================================


NOTES TO PORTFOLIO OF INVESTMENTS:
(a)  Non-income producing security.
(b) Based on the cost of investments of $19,975,930 for federal income tax purposes at March 31, 2003, the aggregate gross unrealized appreciation was $313,216, the aggregate gross unrealized depreciation was $4,742,983 and the net unrealized depreciation of investments was $4,429,767.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
The Wayne Hummer CorePortfolio Fund (the "Fund") is an investment portfolio of the Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of four investment portfolios, Wayne Hummer CorePortfolio Fund, Wayne Hummer Growth Fund, Wayne Hummer Income Fund and Wayne Hummer Money Market Fund, each operating as a separate mutual fund. The Fund commenced investment operations on August 2, 1999, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Securities are valued at the last reported sale price for securities traded on a principal exchange and on the NASDAQ National Market. If there was no reported sale price on any exchange on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry. Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis. Investments in other investment companies are valued at net asset value. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair values as determined in good faith under procedures established by and under general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS
Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. All of the distributions made during 2003 and 2002 related to ordinary income. On April 24, 2003, an ordinary income dividend of $0.03 per Share was declared, payable April 25, 2003 to shareholders of record on April 23, 2003.

4. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

At March 31, 2003, there were no significant differences between the book basis and the tax basis components of net assets, other than differences in net unrealized appreciation (depreciation) in the value of investments, and accumulated net realized loss on sale of investments, attributable to the tax deferral of losses on certain sales of securities.

The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2003, amounting to $7,393,408, is available to offset future capital gains. If not applied, $156,976 of the loss carryforward expires in 2008, $1,927,550 expires in 2009, $2,912,745 expires in 2010 and $2,396,137 expires in 2011.

5. TRANSACTIONS WITH AFFILIATES
The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. The Adviser is entitled to reimbursement from the Fund of any fees waived during the first five years of operations pursuant to an Expense Limitation Agreement if such reimbursements do not cause the Fund to exceed expense limitations. During the year ended March 31, 2003, the Fund incurred management fees of $73,054 and the Investment Adviser waived $41,273 of its fees.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. For the year ended March 31, 2003, the Fund incurred $10,266 for portfolio accounting services, which includes $8,440 for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $32,096 from the sale of Fund Shares during the year ended March 31, 2003, all of which were paid to brokers affiliated with the Distributor.

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission, the Fund may invest in the Wayne Hummer Money Market Fund ("Money Fund"), a mutual fund managed by the Investment Adviser. The Money Fund is offered as a cash management option to the Fund and other accounts managed by the Investment Adviser. The Investment Adviser is obligated to waive any advisory fees earned from the Money Fund on such investments. Distributions received from the Money Fund are reflected as dividend income in the Statement of Operations. Information relating to these investments was as follows:

                                                                 Year ended
                                                             March 31, 2003
---------------------------------------------------------------------------
  Purchases                                                      $2,576,749
---------------------------------------------------------------------------
  Sales Proceeds                                                 $2,509,575
---------------------------------------------------------------------------
  Dividend Income                                                    $2,279
---------------------------------------------------------------------------
  Value                                                            $341,696
---------------------------------------------------------------------------
  % of Net Assets                                                      2.2%
---------------------------------------------------------------------------

Mr. Joseph Alaimo succeeded Mr. Steven Becker as a trustee and Chairman of the Board of Trustees on January 23, 2003. Mr. Becker was, and Mr. Alaimo is, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940). Mr. Becker is an officer and director of WHI, Mr. Alaimo is Chairman of Wayne Hummer Trust Company and both are shareholders of Wintrust. During the year ended March 31, 2003, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $10,164.

6. Investment Transactions
Investment transactions (excluding short-term investments) were as follows:

                                                                 Year ended
                                                             March 31, 2003
---------------------------------------------------------------------------
  Purchases                                                      $5,346,335
---------------------------------------------------------------------------
  Proceeds from sales                                            $9,121,432
---------------------------------------------------------------------------

7. Fund Share Transactions
Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                                      Year ended March 31,
                                                    2003               2002
---------------------------------------------------------------------------
  Shares sold                                    300,858            723,124
  Shares issued upon reinvestment of dividends    29,283             14,696
---------------------------------------------------------------------------
                                                 330,141            737,820
  Shares redeemed                               (891,155)          (351,282)
---------------------------------------------------------------------------
  Net increase (decrease) in Shares outstanding (561,014)           386,538
===========================================================================

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
WAYNE HUMMER COREPORTFOLIO FUND

We have audited the accompanying statement of assets and liabilities of Wayne Hummer CorePortfolio Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31,2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wayne Hummer CorePortfolio Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
April 25, 2003

MANAGEMENT OF THE TRUST
March 31, 2003
The following is a list of the trustees and executive officers of the Trust, their addresses, ages, their principal occupations for the past five years, their affiliation with the Investment Adviser, if any, and other significant affiliations. All trustees and officers, except for the vice president and the assistant secretary, serve until their respective successors are chosen and qualified, or such trustee or officer sooner dies, resigns, is removed or becomes disqualified. The vice president and assistant secretary serve at the pleasure of the trustees.

                               INTERESTED TRUSTEE

                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo, 72          Trustee, Chairman    Since           Chairman Wayne Hummer         4             Loomis-Sayles
727 N. Bank Lane           of the Board         January 2003    Trust Company (WHTC);                       Funds and Loomis-
Lake Forest, IL  60045     of Trustees                          formerly chief investment                   Sayles Investment
                                                                officer for WHTC,                           Trust (investment
                                                                January 1995 to                             companies)
                                                                February 2003.                              22 portfolios

                             NON-INTERESTED TRUSTEES
                                                                                         NUMBER OF
                                                 TERM OF         PRINCIPAL             PORTFOLIOS IN
                                                OFFICE AND      OCCUPATION(S)           FUND COMPLEX
NAME, AGE                 POSITION(S) HELD       LENGTH OF       DURING PAST            OVERSEEN BY         OTHER DIRECTORSHIPS
AND ADDRESS                   WITH FUND         TIME SERVED        5 YEARS                 TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles V. Doherty, 69     Trustee              Since 1994      Managing Director,            4             Knight Trading Group,
3 First National Plaza                                          Madison Advisory                            Inc. (holding company
Suite 1400                                                      Group (registered                           for securities broker);
Chicago, IL  60602                                              investment adviser)                         Howe Barnes
                                                                                                            Securities,  Inc.
                                                                                                            (securities
                                                                                                            broker); CCMA
                                                                                                            Select Investment
                                                                                                            Trust (investment
                                                                                                            company); (2
                                                                                                            portfolios); CCM
                                                                                                            Advisors Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios); AHA
                                                                                                            Investment Funds
                                                                                                            (investment
                                                                                                            company) (7
                                                                                                            portfolios)

Joel D. Gingiss, 60        Trustee              Since 1983      Attorney, Smith &             4             None.
207 Hazel Avenue                                                LaLuzerne, Ltd., since
Highland Park, IL  60035                                        January 2002; Attorney,
                                                                Rosing, Smith, Eriksen, Zeit
                                                                and Stanczak, Ltd., May 2000
                                                                to December 2001; Prior
                                                                thereto, Assistant State's
                                                                Attorney, Lake County
                                                                Illinois.

Patrick B. Long, 59        Trustee              Since 1983      Chairman & CEO, OG             4            None.
58 Parkland Plaza                                               Technologies, Inc.
Ann Arbor, MI  48103                                            (surface measurement
                                                                technology company)

James J. Riebandt, 52      Trustee              Since 1999      Attorney, Riebandt &          4             None.
1237 S. Arlington                                               DeWald, P.C.
Heights Road
Arlington Heights, IL
60005

Eustace K. Shaw, 77        Trustee              Since 1983      Chairman of the Board         4             None.
200 First Avenue E                                              of Directors, B. F.
Newton, IA  50208                                               Shaw Printing Co.


MANAGEMENT OF THE TRUST (CONT.)

                                    OFFICERS

                                              TERM OF OFFICE AND
NAME, AGE                 POSITION(S) HELD         LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND ADDRESS                WITH FUND              TIME SERVED                   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Thomas J. Rowland, 57      President            Since 1999                      First Vice President/Investments and
300 S. Wacker Drive                                                             Managing Director, Wayne Hummer Asset
Chicago, IL  60606                                                              Management Company, since February
                                                                                2002; formerly President and
                                                                                Director, Wayne Hummer
                                                                                Management Company, since
                                                                                September 1996; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

David P. Poitras, 42       Vice President       Since 1992                      First Vice President and Managing Director,
300 S. Wacker Drive                                                             Wayne Hummer Asset Management
Chicago, IL  60606                                                              Company; Executive Vice President and
                                                                                Director of Fixed Income, Wayne Hummer
                                                                                Investments L.L.C., since
                                                                                February 2002; formerly Vice
                                                                                President, Wayne Hummer
                                                                                Management Company, May 1992
                                                                                to February 2002; prior
                                                                                thereto, Principal, Wayne
                                                                                Hummer Investments L.L.C.

Jean M. Maurice, 40        Treasurer and        Since 1987                      Treasurer, Wayne Hummer Asset
300 S. Wacker Drive        Secretary                                            Management Company,
Chicago, IL  60606                                                              since February 2002.

Merrill A. Richardson, 33  Assistant            Since 2002                      Fund accountant for Wayne
300 S. Wacker Drive        Secretary                                            Hummer Investment Trust.
Chicago, IL  60606

The Statement of Additional Information for the Trust includes additional information about the trustees and officers of the Trust and is available without charge by calling 1-800-621-4477.

FEDERAL TAX STATUS OF 2002 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2002 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

FUND OVERVIEW

The investment objective of the Wayne Hummer CorePortfolio Fund (the "Fund") is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

  Systematic Investing
Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

Systematic Investment Plan
You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

Payroll Direct Deposit Plan
You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

Social Security and other Government Checks
By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  IRA or Retirement Plans
Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Investment Executive for complete details on the expanded options available for retirement planning, including the Roth IRA.

  Internet Address:  www.whummer.com
Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND AT 1-888-621-5588 OR YOUR INVESTMENT EXECUTIVE AT 1-800-621-4477 FOR MORE INFORMATION ON EACH OF THESE SERVICES.

THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES



Joseph P. Alaimo
Chairman

Charles V. Doherty
Joel D. Gingiss

Patrick B. Long
James J. Riebandt

Eustace K. Shaw


START INVESTING TODAY...


For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Investment Executive or the Fund.

Chicago        Toll-free: 800-621-4477      Local: 312-431-1700
               300 South Wacker Drive       Chicago, Illinois 60606-6607

Appleton       Toll-free: 800-678-0833      Local: 920-734-1474
               200 East Washington Street   Appleton, Wisconsin 54911-5468

Internet       www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


logo:Wayne Hummer Investments

                           Distributor                        4/03

We will continue to deliver a single copy of your shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


logo:Wayne Hummer Investments


300 South Wacker Drive
Chicago, Illinois 60606-6607

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FIRST CLASS
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BERWYN, IL 60402

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